                       AUSA LIFE INSURANCE COMPANY, INC.
                              SEPARATE ACCOUNT B

                      SUPPLEMENT DATED DECEMBER 29, 1998
                                    TO THE
                       PROSPECTUS DATED OCTOBER 1, 1998
                                    FOR THE
                    VANGUARD VARIABLE ANNUITY PLAN CONTRACT

                                  OFFERED BY
                       AUSA LIFE INSURANCE COMPANY, INC.
                          (A NEW YORK STOCK COMPANY)

  The Diversified Value, Mid-Cap Index, REIT Index, and Short-Term Corporate Subaccounts of the Vanguard Variable Annuity Plan Contract (the "Contract") are scheduled to commence operations on February 9, 1999. Until that date, purchase requests will not be accepted for any of the Subaccounts except as outlined below.

  You may submit a request to exchange accumulated value from an existing Contract subaccount to the Diversified Value, Mid-Cap Index, REIT Index and/or Short-Term Corporate Subaccounts. Your "pended exchange request" will be held until February 9, 1999, when it will be processed at the Subaccounts' initial unit values.

  The Subaccounts are accepting pended exchange requests as a way of accumulating a significant amount of assets, which will help minimize transaction costs on the Subaccounts' first day of operations. The Subaccounts will begin operation on February 9, regardless of the amount of assets accumulated through pended exchanges.

  You must submit your pended exchange request to the Vanguard Variable Annuity Center in writing, using either a special exchange authorization form or a letter of instruction. The amount of your exchange must meet the $1,000 minimum investment requirement for each Subaccount. If you wish to cancel a pended exchange request, you must do so in writing; your written request must be received by the Vanguard Variable Annuity Center BEFORE February 9, 1999.

  To contact the Vanguard Variable Annuity Center, please call 1-800-522-5555 or write to P.O. Box 1103, Valley Forge, PA 19482-1103.

                                                                      PS64SUBNY

[GRAPHIC APPEARS HERE]

Vanguard
Variable Annuity
Plan

Prospectus
October 1, 1998; Revised
    December 29, 1998

Vanguard Variable Annuity Plan

   Contents

2  Highlights

3  Fee Table

8  Glossary

10 Condensed Financial Information

11 Financial Statements

11 Yield and Total Return

12 The Company and the Separate Account

13 Vanguard Variable Insurance Fund

14 Contract Features

15 Free Look Period

15 Contract Application and Purchase Payments

16 Allocation of Purchase Payments

17 Charges and Deductions

18 Accumulated Value

19 Dividends and Capital Gains Treatment

19 Annuity Express(TM)

19 Exchanges Among the Portfolios

20 Full and Partial Withdrawals

20 Minimum Balance Requirements

21 Designation of a Beneficiary

21 Death of Annuitant Prior to Annuity Date

22 Annuity Date

22 Annuity Payment Options

23 Federal Tax Considerations

27 General Information


The Contract is available only in the state of New York.

This prospectus does not constitute an offering in any jurisdiction in which such offering may not lawfully be made. No dealer, salesman, or other person is authorized to give any information or make any representations in connection with this offering other than those contained in this prospectus, and, if given or made, such other information or representations must not be relied upon.

AUSA Life Insurance Company, Inc.

Separate Account B

Prospectus for the Vanguard Variable Annuity Plan Contract

Offered by AUSA Life Insurance Company, Inc. (A New York Stock Company) October 1, 1998; Revised December 29, 1998


The Vanguard Variable Annuity Plan Contract (the "Contract"), offered through AUSA Life Insurance Company, Inc. (the "Company"), provides a vehicle for investing on a tax-deferred basis in thirteen Portfolios offered by The Vanguard Group, Inc. The Contract is intended for retirement savings or other long-term investment purposes.

   The minimum Initial Purchase Payment for the Contract is $5,000; there are no sales loads. The Contract is a flexible-premium deferred variable annuity that provides a Free Look Period for a minimum of 10 days (60 days for replacement) during which you may cancel your investment in the Contract.

   Your Purchase Payments for the Contract may be allocated among thirteen Subaccounts of AUSA Life Insurance Company, Inc. Separate Account B (the "Separate Account"). Assets of each Subaccount are invested in corresponding Portfolios of Vanguard Variable Insurance Fund (the "Fund"), an open-end, diversified investment company offered by The Vanguard Group, Inc. The Fund currently offers thirteen Portfolios: the Money Market Portfolio, the Short-Term Corporate Portfolio, the High-Grade Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Diversified Value Portfolio, the Equity Index Portfolio, the Mid-Cap Index Portfolio, the Growth Portfolio, the Small Company Growth Portfolio, the International Portfolio, and the REIT Index Portfolio. Net Purchase Payments are automatically allocated to the Money Market Portfolio until the end of your Free Look Period, and are subsequently allocated according to your instructions.

   The Contract's Accumulated Value varies with the investment performance of the Portfolios you select. You bear all investment risk and investment results for the Portfolios are not guaranteed.

   The Contract offers a number of ways of withdrawing monies at a future date, including a lump-sum payment and several Annuity Payment Options. Full or partial withdrawals from the Contract may be made at any time before the Annuity Date, although in many instances withdrawals made prior to age 59 1/2 are subject to a 10% penalty tax (and a portion may be subject to ordinary income taxes). If you elect an Annuity Payment Option, Annuity Payments may be received on a fixed or variable basis. You also have significant flexibility in choosing the Annuity Date on which Annuity Payments begin.

   This Prospectus sets forth the information you should know before investing in the Contract; it must be accompanied by the current Prospectus for Vanguard Variable Insurance Fund. Please read both Prospectuses carefully and retain them for future reference. A Statement of Additional Information for the Contract Prospectus, which has the same date as this Prospectus, has also been filed with the Securities and Exchange Commission, is incorporated herein by reference and is available free by calling 800-522-5555 or by writing to Vanguard Variable Annuity Center, P.O. Box 1103, Valley Forge, PA 19482-1103. The Table of Contents of the Statement of Additional Information is included at the end of this Prospectus.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

2

Highlights

Refer to the Glossary (page 8) for a definition of all capitalized terms.

VANGUARD VARIABLE ANNUITY PLAN CONTRACT
The Contract provides a vehicle for investing on a tax-deferred basis in thirteen Portfolios offered by The Vanguard Group, Inc. Monies may be subsequently withdrawn from the Contract either as a lump sum or as an annuity income. Because Accumulated Values and, to the extent Variable Annuity Payments are selected, Annuity Payments depend on the investment performance of the selected Portfolios, you bear all investment risk for monies invested under the Contract. The investment performance of the Portfolios is not guaranteed.

WHO SHOULD INVEST
The Contract is designed for investors seeking long-term, tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as "pre-tax" contributions to employer-sponsored retirement or savings plans. The Contract is intended for long-term investors.

INVESTMENT CHOICES
Your investment in the Contract may be allocated among several Subaccounts of the Separate Account. The Subaccounts in turn invest exclusively in the thirteen Portfolios of Vanguard Variable Insurance Fund. The Fund, a member of The Vanguard Group of Investment Companies, offers thirteen Portfolios: the Money Market Portfolio, the Short-Term Corporate Portfolio, the High-Grade Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Diversified Value Portfolio, the Equity Index Portfolio, the Mid-Cap Index Portfolio, the Growth Portfolio, the Small Company Growth Portfolio, the International Portfolio, and the REIT Index Portfolio. The assets of each Portfolio are separate, and each Portfolio has distinct investment objectives and policies as described in the accompanying Fund Prospectus. Page 13

FREE LOOK PERIOD
The Contract provides a Free Look Period for a minimum of 10 days (60 days for replacement) during which you may cancel your investment in the Contract. To cancel your investment, please return your Contract to us. When we receive the Contract, you will be reimbursed for all Purchase Payments and any corresponding appreciation credited to your account. Page 15

HOW TO INVEST
To invest in the Contract, please complete the accompanying application form. The minimum Initial Purchase Payment is $5,000; the minimum Portfolio balance is $1,000; and subsequent Purchase Payments must be at least $250. You may make subsequent Purchase Payments at any time before the Contract's Annuity Date, as long as the Annuitant or Joint Annuitant specified in the Contract is living. Please note that when purchasing a Contract, the Annuitant you name, and the Joint Annuitant if applicable, must be 75 years of age or less. Page 15

ALLOCATION OF PURCHASE PAYMENTS
Your Net Purchase Payments are initially allocated to the Money Market Portfolio when your Contract is issued. Subsequently at the end of the Free Look Period, and a 5-day grace period, the then current Accumulated Value of your Contract is allocated among the Portfolios of the Fund in accordance with your application instructions. Requests to change the allocation of subsequent Net Purchase Payments may be made in writing. Page 16

CHARGES AND DEDUCTIONS UNDER THE CONTRACT
The Contract imposes no sales charges. The costs of the Contract include mortality and expense risk charges, maintenance and administrative charges which cover the cost of administering the Contract, and management, advisory and other fees, which reflect the costs of Vanguard Variable Insurance Fund. There are no charges under the Contract for withdrawals, although withdrawals made prior to age 59 1/2 may be subject to a 10% penalty tax. Page 17

EXCHANGES
You may make exchanges among the Fund's Portfolios subject to certain restrictions on excess exchange activity. These restrictions do not apply, however, to non-substantive "round trips" or to the Money Market Portfolio. No fee is imposed for exchanges. Exchanges must be for at least $250, or, if less, for the entire value of the Portfolio from which the exchange is made. Page 19

FULL AND PARTIAL WITHDRAWALS
You may withdraw all or part of the Accumulated Value of the Contract before the earlier of the Annuity Date or the Annuitant's death (or the Joint Annuitant's death, if later). You may establish systematic withdrawals from your Contract, and receive distributions at regular intervals. Withdrawals made prior to age
59 1/2 may be subject to a 10% penalty tax. Page 20

DEATH BENEFIT
If the Annuitant specified in your Contract dies prior to the Annuity Date, the Annuitant's named Beneficiary will receive the Death Benefit under the Contract. The Death Benefit is the greater of the then-current Accumulated Value of the Contract or the sum of all Purchase Payments (less any partial withdrawals and premium taxes). Your Beneficiary may elect to receive these proceeds as a lump sum or as Annuity Payments. Page 21

ANNUITY PAYMENT OPTIONS
Beginning on the Annuity Date, you may withdraw monies from the Contract in the form of an annuity income. As the Contract Owner you may elect one of several Annuity Payment Options. The Options provide a wide range of flexibility in choosing an annuity payment schedule that meets your particular needs. Annuity Payments may be received for a designated period or for life (for either a single or joint life), with or without a guaranteed number of payments. Annuity Payments can be fixed, or can vary with the investment performance of a Portfolio of the Fund. You may elect a lump-sum payment prior to the Annuity Date in lieu of Annuity Payments. Page 22

CONTRACT AND POLICYHOLDER INFORMATION
If you have questions about your Contract, please telephone the Vanguard Variable Annuity Center (1-800-258-4271). Please have ready the Contract number and the Contract Owner's name when you call. As Contract Owner, you will receive periodic statements confirming any transactions that take place, as well as quarterly statements and an Annual Report.


Fee Table

The following table illustrates all expenses that you would incur as a Contract Owner. The expenses and fees shown are for the Fund's 1997 fiscal year. The expenses and fees for the Short-Term Corporate Portfolio, the Diversified Value Portfolio, the Mid-Cap Index Portfolio, and the REIT Index Portfolio are estimates because the Portfolios had not commenced operations as of December 29, 1998. The purpose of this table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The fee table reflects ALL expenses for both the Separate Account and the Fund. For a complete discussion of contract costs and expenses, see "Charges and Deductions."

4

         Owner Transaction Expenses                             Separate Account

         Sales Load Imposed on Purchases                                    None
         Redemption Fees                                                    None
         Exchange Fees                                                      None
         Annual Contract Maintenance Fee*                                    $25

         * Applies to Contracts valued at less than $25,000 at the time of initial purchase and on the last Business Day of each year.

         Annual Separate Account Expenses                       Separate Account

         Mortality and Expense Risk Charge**                               0.28%
         Administrative Expense Charge                                     0.10%

            Total Annual Separate Account Expenses                         0.38%

         ** This charge is 0.28% of all assets when net assets attributable to the Separate Account (and Separate Account IV of Peoples Benefit Life Insurance Company) exceed $2.5 billion. This charge is further reduced to 0.27% of all assets when net assets attributable to the Separate Account (and Separate Account IV of Peoples Benefit Life Insurance Company) exceed $5 billion. See "Mortality and Expense Risk Charge."


         Annual Fund Operating Expenses
         -----------------------------------------------------------------------------------
                                                        Money     Short-Term     High-Grade
                                                       Market      Corporate           Bond
         -----------------------------------------------------------------------------------
         Management & Administrative Expenses           0.15%          0.25%          0.21%
         Investment Advisory Fees                       0.02           0.02           0.02
         12b-1 Distribution Fees                        None           None           None
         Other Expenses
             Distribution Costs                         0.03           0.02           0.02
             Miscellaneous Expenses                     0.01           0.02           0.04
                                                       -------------------------------------
         Total Other Expenses                           0.04%          0.04%          0.06%
                                                       -------------------------------------
            Total Fund Operating Expenses               0.21%          0.31%          0.29%
         -----------------------------------------------------------------------------------

         Total Expenses
         -----------------------------------------------------------------------------------
                                                        Money     Short-Term     High-Grade
                                                       Market      Corporate           Bond
         -----------------------------------------------------------------------------------
         Total Separate Account Expenses                0.38%          0.38%          0.38%
         Total Fund Operating Expenses                  0.21           0.31           0.29
                                                       -------------------------------------
            Grand Total, Separate Account and
               Fund Operating Expenses                  0.59%          0.69%          0.67%
--------------------------------------------------------------------------------------------

         Annual Fund Operating Expenses
         -----------------------------------------------------------------------------------
                                                   High Yield                        Equity
                                                         Bond       Balanced         Income
         -----------------------------------------------------------------------------------
         Management & Administrative Expenses           0.21%          0.19%          0.23%
         Investment Advisory Fees                       0.06           0.10           0.10
         12b-1 Distribution Fees                        None           None           None
         Other Expenses
             Distribution Costs                         0.02           0.02           0.02
             Miscellaneous Expenses                     0.02           0.01           0.02
                                                       -------------------------------------
         Total Other Expenses                           0.04%          0.03%          0.04%
                                                       -------------------------------------
            Total Fund Operating Expenses               0.31%          0.32%          0.37%


         Total Expenses
         ----------------------------------------------------------------------------
                                            High Yield                        Equity
                                                  Bond       Balanced         Income
         ----------------------------------------------------------------------------
         Total Separate Account Expenses         0.38%          0.38%          0.38%
         Total Fund Operating Expenses           0.31           0.32           0.37
                                                -------------------------------------
            Grand Total, Separate Account and
               Fund Operating Expenses           0.69%          0.70%          0.75%
-------------------------------------------------------------------------------------

         Annual Fund Operating Expenses
         ----------------------------------------------------------------------------
                                           Diversified         Equity        Mid-Cap
                                                 Value          Index          Index
         ----------------------------------------------------------------------------
         Management & Administrative Expenses    0.25%          0.20%          0.22%
         Investment Advisory Fees                0.12           0.00           0.00
         12b-1 Distribution Fees                 None           None           None
         Other Expenses
             Distribution Costs                  0.02           0.02           0.02
             Miscellaneous Expenses              0.01           0.01           0.01
                                                -------------------------------------
         Total Other Expenses                    0.03%          0.03%          0.03%
                                                -------------------------------------
            Total Fund Operating Expenses        0.40%          0.23%          0.25%

         Total Expenses
         ----------------------------------------------------------------------------
                                           Diversified         Equity        Mid-Cap
                                                 Value          Index          Index
         ----------------------------------------------------------------------------
         Total Separate Account Expenses         0.38%          0.38%          0.38%
         Total Fund Operating Expenses           0.40           0.23           0.25
                                                -------------------------------------
            Grand Total, Separate Account and
               Fund Operating Expenses           0.78%          0.61%          0.63%
-------------------------------------------------------------------------------------

         Annual Fund Operating Expenses
         ----------------------------------------------------------------------------
                                                        Small Company
                                                Growth         Growth  International
         ----------------------------------------------------------------------------
         Management & Administrative Expenses    0.20%          0.23%          0.22%
         Investment Advisory Fees                0.15           0.12           0.16
         12b-1 Distribution Fees                 None           None           None
         Other Expenses
             Distribution Costs                  0.02           0.01           0.02
             Miscellaneous Expenses              0.01           0.03           0.06
                                                -------------------------------------
         Total Other Expenses                    0.03%          0.04%          0.08%
                                                -------------------------------------
            Total Fund Operating Expenses        0.38%          0.39%          0.46%

         Total Expenses
         ----------------------------------------------------------------------------
                                                        Small Company
                                                Growth         Growth  International
         ----------------------------------------------------------------------------
         Total Separate Account Expenses         0.38%          0.38%          0.38%
         Total Fund Operating Expenses           0.38           0.39           0.46
                                                -------------------------------------
            Grand Total, Separate Account and
               Fund Operating Expenses           0.76%          0.77%          0.84%
-------------------------------------------------------------------------------------

6

         Annual Fund Operating Expenses
         -----------------------------------------------------------------
                                                                      REIT
                                                                     Index
         -----------------------------------------------------------------
         Management & Administrative Expenses                        0.26%
         Investment Advisory Fees                                    0.01
         12b-1 Distribution Fees                                     None
         Other Expenses
             Distribution Costs                                      0.02
             Miscellaneous Expenses                                  0.02
                                                                    ------
         Total Other Expenses                                        0.04%
                                                                    ------
            Total Fund Operating Expenses                            0.31%

         Total Expenses
         -----------------------------------------------------------------
                                                                      REIT
                                                                     Index
         -----------------------------------------------------------------
         Total Separate Account Expenses                             0.38%
         Total Fund Operating Expenses                               0.31
                                                                    ------
         -----------------------------------------------------------------
            Grand Total, Separate Account and
               Fund Operating Expenses                               0.69%
         -----------------------------------------------------------------

   The following example illustrates the expenses that you would incur on a $1,000 purchase payment over various periods, assuming (1) a 5% annual rate of return and (2) redemption at the end of each period. As noted in the table above, the Contract imposes no redemption fees of any kind. Your expenses are identical whether you continue the Contract or withdraw the entire value of your Contract at the end of the applicable period as a lump sum or under one of the Contract's Annuity Payment Options.

         -----------------------------------------------------------------------
                                        1 Year   3 Years     5 Years    10 Years
         -----------------------------------------------------------------------
         Money Market Portfolio          $ 6      $ 19        $ 33        $ 75
         Short-Term Corporate Portfolio    7        22          38          86
         High-Grade Bond Portfolio         7        22          38          85
         High Yield Bond Portfolio         7        22          38          86
         Balanced Portfolio                7        23          40          89
         Equity Income Portfolio           8        24          42          94
         Diversified Value Portfolio       8        25          44          98
         Equity Index Portfolio            6        20          35          78
         Mid-Cap Index Portfolio           7        21          36          80
         Growth Portfolio                  8        25          43          96
         Small Company Growth Portfolio    8        25          43          97
         International Portfolio           9        27          47         105
         REIT Index Portfolio              7        22          38          86
         -----------------------------------------------------------------------

   The Annual Contract Maintenance Fee is reflected in this example as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the above periods. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted on the last business day of the year for the following year, on a pro rata basis, from each of the Portfolios you have chosen. For a complete discussion of Contract costs and expenses, see "Charges and Deductions."

   This example should not be considered a representation of past or future expenses or performance. Actual expenses may be higher or lower than those shown, subject to the guarantees in the Contract.

Automated Quotes
The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to two decimal places) and total returns for all Portfolios, and yield information for the Money Market, Short-Term Corporate, High-Grade Bond, and High Yield Bond Portfolios of the Vanguard Variable Annuity Plan. Contract Owners may utilize this service for 24-hour access to Plan Portfolio information. To access the service you may call Tele-Account at 1-800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard associate at 1-800-522-5555 to request a brochure that explains how to use the service.

   Vanguard's website also has Accumulation Unit Values (to two decimal places) for all Portfolios. This service can be utilized from www.vanguard.com by double-clicking on fund prices.

8

Glossary

Accumulation Unit
A measure of your ownership interest in the Contract prior to the Annuity Date. Analogous, though not identical, to a share owned in a mutual fund account.

Accumulation Unit Value
The value of each Accumulation Unit which is calculated each Valuation Period. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

Accumulated Value
The value of all amounts accumulated under the Contract prior to the Annuity Date, equivalent to the Accumulation Units multiplied by the Accumulation Unit Value. Analogous to the current market value of a mutual fund account.

Annuitant
The person or persons whose life is used to determine the duration of any Annuity Payments and, subject to the provision dealing with Joint Annuitants, upon whose death, prior to the Annuity Date, benefits under the Contract are paid.

Annuity Date
The date on which Annuity Payments begin. The Annuity Date is always the first day of the month you specify.

Annuity Payment
One of a series of payments made under an Annuity Payment Option. Annuity payments are based on the lifetime or life expectancy the Annuitant unless, after the Contract Date, the Annuity Income Option which pays for a certain period only is elected.

Annuity Payment Option
One of several ways in which a series of payments are made after the Annuity Date. Under a FIXED ANNUITY OPTION, the dollar amount of each Annuity Payment does not change over time. Annuity Payments are based on the Contract's Accumulated Value as of the Annuity Date. Under a VARIABLE ANNUITY OPTION, the dollar amount of each Annuity Payment may change over time, depending upon the investment experience of the Portfolio or Portfolios you choose.

Annuity Unit
Unit of measure used to calculate Variable Annuity Payments.

Beneficiary
The person to whom any benefits are due upon the Annuitant's death.

Business Day
A day when the New York Stock Exchange is open for trading.

Company ("We", "Us", "Our")
AUSA  Life Insurance Company, Inc., a New York stock company.

Contract
The flexible premium variable annuity contract described in this prospectus.

Contract Anniversary
Any anniversary of the Contract Date.

Contract Date
The date of issue of this Contract.

Contract Owner ("You", "Your")
The person or persons designated as the Contract Owner in the Contract application. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Contract Year
A period of 12 months starting with the Contract Date or any Contract
Anniversary.

Death Benefit
The greater of the then-current Accumulated Value or the sum of all Purchase Payments (less any partial withdrawals and premium taxes).

Free Look Period
The period during which the Contract can be cancelled and treated as void from the Contract Date.

Fund
Vanguard Variable Insurance Fund, an open-end, diversified investment company, offered by The Vanguard Group, Inc., in which the Separate Account invests.

Joint Annuitant
The person other than the Annuitant who may be designated by the Contract Owner and on whose life Annuity Payments may also be based.

Net Purchase Payment
Any Purchase Payment less the applicable Premium Tax, if any.

Non-Qualified Contract
A Contract other than a Qualified Contract. Contributions to such a Contract are made with after-tax dollars.

Owner's Designated Beneficiary
The person designated to receive the Contract Owner's interest in the Contract if the Contract Owner dies before the entire interest in the Contract is distributed, as explained in the "Distribution-at-Death Rules" section.

Payee
The Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Portfolio
The separate investment Portfolios of the Vanguard Variable Insurance Fund. The Fund currently offers thirteen Portfolios: the Money Market Portfolio, the Short-Term Corporate Portfolio, the High-Grade Bond Portfolio, the High Yield Bond Portfolio, the Balanced Portfolio, the Equity Income Portfolio, the Diversified Value Portfolio, the Equity Index Portfolio, the Mid-Cap Index Portfolio, the Growth Portfolio, the Small Company Growth Portfolio, the International Portfolio, and the REIT Index Portfolio. In this Prospectus, Portfolio will also be used to refer to the Subaccount that invests in the corresponding Portfolio.

Premium Tax
A regulatory tax that may be assessed by your state on the Purchase Payments made into your Contract. The amount which we must pay as Premium Tax will be deducted from each Purchase Payment or from your Accumulated Value as it is incurred by us.

Proof of Death
(a) A certified death certificate; (b) a certified decree of a court of competent jurisdiction as to the finding of death; (c) a written statement by a medical doctor who attended the deceased; or (d) any other proof satisfactory to the Company.

10

Purchase Payment
Any premium payment--any amount you invest in the Contract. The minimum Initial Purchase Payment is $5,000; each Additional Purchase Payment must be at least $250. Purchase Payments may be made at any time prior to the Annuity Date as long as the Annuitant is living.

Qualified Contract
A Contract that qualifies as an individual retirement annuity under Section 408(b) of the Internal Revenue Code of 1986, as amended.

Separate Account
AUSA Life Insurance Company, Inc. Separate Account B. The Separate Account consists of assets that are segregated by AUSA Life Insurance Company, Inc. and invested in the Fund. The Separate Account is independent of the general assets of the Company.

Subaccount
That portion of the Separate Account that invests in shares of the Fund's Portfolios. Each Subaccount will only invest in a single Portfolio. The investment performance of each Subaccount is linked directly to the investment performance of one of the thirteen Portfolios of the Fund.

Valuation Period
A period between two successive Business Days commencing at the close of business of the first Business Day and ending at the close of business of the following Business Day.


Condensed Financial Information

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount in 1992 through 1997 are as follows:

         ----------------------------------------------------------------------------------------------------------------
                                    For the period December 1, 1992 through December 31, 1997*
         ----------------------------------------------------------------------------------------------------------------
                                          Money  Short-Term High-Grade  High Yield                   Equity   Diversified
                                          Market Corporate     Bond        Bond       Balanced       Income      Value
         ----------------------------------------------------------------------------------------------------------------
         Accumulation unit value as of:
         Start Date*                      1.061   10.000      10.489      10.000       11.098        10.000     10.000
         12/31/92                         1.064       --      11.656          --       11.514            --         --
         12/31/93                         1.091       --      12.695          --       12.961        10.488         --
         12/31/94                         1.130       --      12.290          --       12.815        10.304         --
         12/31/95                         1.191       --      14.437          --       16.885        14.239         --
         12/31/96                         1.250       --      14.882      10.871       19.532        16.820         --
         12/31/97                         1.314       --      16.219      12.135       23.946        22.503         --
         Number of units outstanding as of:
         12/31/92                         1,660       --          11          --            9            --         --
         12/31/93                         4,079       --         271          --          636           290         --
         12/31/94                         5,365       --         526          --          745           306         --
         12/31/95                         9,080       --         622          --          766           380         --
         12/31/96                        13,590       --         689         253          852           525         --
         12/31/97                        15,573       --         912         645        1,035           819         --
         (Units are shown in thousands)

         ------------------------------------------------------------------------------------------------
                               For the period December 1, 1992 through December 31, 1997*
         ------------------------------------------------------------------------------------------------
                                                                           Small
                                         Equity    Mid-Cap                Company                REIT
                                         Index     Index      Growth       Growth  International Index
         ------------------------------------------------------------------------------------------------
         Accumulation unit value as of:
         Start Date*                     11.596   10.000      10.000      10.000       10.000   10.000
         12/31/92                        12.039       --          --          --           --       --
         12/31/93                        13.144       --      10.569          --           --       --
         12/31/94                        13.224       --      10.964          --       10.128       --
         12/31/95                        18.073       --      15.089          --       11.678       --
         12/31/96                        22.098       --      19.057       9.725       13.319       --
         12/31/97                        29.301       --      24.034      10.970       13.708       --
         Number of units outstanding as of:
         12/31/92                            33       --          --          --           --       --
         12/31/93                           440       --         220          --           --       --
         12/31/94                           534       --         457          --          322       --
         12/31/95                           784       --         620          --          433       --
         12/31/96                         1,035       --         906         246          698       --
         12/31/97                         1,392       --       1,187         743          833       --
         ------------------------------------------------------------------------------------------------

         (Units are shown in thousands)
         *Date of commencement of operations for the Money Market Subaccount was December 1, 1992, for the High-Grade Bond, Balanced, and Equity Index Subaccounts was December 16, 1992, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, and for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996. The information presented above reflects operations of the Subaccounts as offered through the First Providian Life & Health Insurance Company Separate Account B, which was acquired intact by AUSA Life Insurance Company, Inc. on October 1, 1998. The Short-Term Corporate, Diversified Value, Mid-Cap Index and REIT Index Subaccounts had not commenced operation as of December 29, 1998.


Financial Statements

The audited supplemental statutory-basis financial statements of the Company and the financial statements of the Separate Account (as well as the Independent Auditors' Reports thereon) are contained in the Statement of Additional Information.


Yield and Total Return

From time to time a Portfolio of the Fund may advertise its yield and total return investment performance for various periods, including quarter-to-date, year-to-date, one year, three year, five year and since inception. Advertised yields and total returns will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"), so all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Portfolio, so that a Portfolio's investment performance will not be directly comparable to that of an ordinary mutual fund.

   The Company may also advertise total return or other performance data in non-standard formats which do not reflect the Annual Contract Maintenance Fee.

12

   Please refer to the Statement of Additional Information for a description of the method used to calculate a Portfolio's yield and total return, and a list of the indexes and other benchmarks used in evaluating a Portfolio's performance.

   The performance measures discussed above are not intended to indicate or predict future performance.


The Company and the Separate Account

AUSA Life Insurance Company, Inc.
The Company is a stock life insurance company incorporated under the laws of the State of New York on October 3, 1947, with offices at 666 Fifth Avenue, New York, New York 10103. The Company is principally engaged in offering life insurance and annuity contracts, and is licensed in the District of Columbia and all states except Hawaii.

   As of December 31, 1997, the Company had statutory assets of approximately $9.9 billion. The Company is a wholly owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

   On October 1, 1998, First Providian Life & Health Insurance Company ("First Providian") merged with and into the Company. First Providian was a stock life insurance company incorporated under the laws of the State of New York on March 23, 1970. Upon the merger, First Providian's existence ceased and the Company became the surviving company under the name AUSA Life Insurance Company, Inc. As a result of the merger, the Separate Account became a separate account of the Company. All of the Contracts issued by First Providian before the merger were, at the time of the merger, assumed by the Company. The merger did not affect any provisions of, or rights or obligations under, those Contracts. In approving the merger on May 26, 1998, and May 29, 1998, respectively, the boards of directors of the Company and First Providian determined that the merger of two financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which, together, would be in the long-term interests of the Contract Owners. On May 26, 1998, 100% of the stockholders of the Company voted to approve the merger, and on May 29, 1998, 100% of the stockholders of First Providian voted to approve the merger. In addition, the New York Insurance Department has approved the merger

AUSA Life Insurance Company, Inc. Separate Account B
The Separate Account was established by First Providian Life & Health Insurance Company, a former affiliate of the Company, as a separate account under the laws of the State of New York on November 2, 1987. On October 1, 1998, First Providian Life & Health Insurance Company, together with the Separate Account, was merged into the Company. The Separate Account survived the merger intact.

   The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

   The assets of the Separate Account are owned by the Company and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company's general account assets or any other separate account maintained by the Company.

   The Separate Account has thirteen Subaccounts, each of which invests solely in a corresponding Portfolio of the

Fund. Additional Subaccounts may be established at the discretion of the Company. The Separate Account meets the definition of a "separate account" under Rule O-1(e)(1) of the 1940 Act.


Vanguard Variable Insurance Fund

Vanguard Variable Insurance Fund is an open-end diversified investment company intended exclusively as an investment vehicle for variable annuity or variable life insurance contracts offered by insurance companies.

   The Fund is a member of The Vanguard Group of Investment Companies, a family of more than 30 investment companies with more than 100 distinct portfolios and assets in excess of $410 billion. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative, shareholder accounting and distribution services.

   The Fund offers thirteen Portfolios--a money market portfolio, a short-term corporate portfolio, a high-grade bond portfolio, a high yield bond portfolio, a balanced portfolio, an equity income portfolio, a diversified value portfolio, an equity index portfolio, a mid-cap index portfolio, a growth portfolio, a small company growth portfolio, an international portfolio, and a REIT index portfolio--each with distinct investment objectives and policies.

   The Money Market Portfolio seeks to provide current income consistent with the preservation of capital and liquidity. The Portfolio also seeks to maintain a stable net asset value of $1.00 per share. The Portfolio invests primarily in high-quality money market instruments issued by financial institutions, non-financial corporations, the U.S. Government, state and municipal governments and their agencies or instrumentalities, as well as repurchase agreements collateralized by such securities. The Portfolio also invests in Eurodollar obligations (dollar-denominated obligations issued outside the U.S. by foreign banks or foreign branches of domestic banks) and Yankee obligations (dollar-denominated obligations issued in the U.S. by foreign banks). An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the level of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Vanguard's Fixed Income Group serves as this Portfolio's investment adviser.

   The Short-Term Corporate Portfolio seeks to provide a high level of income by investing primarily in high-quality, short-term bonds issued by corporations. The average weighted maturity of the Portfolio's bonds is expected to range between 1 and 3 years. Vanguard's Fixed Income Group serves as this Portfolio's investment adviser.

   The High-Grade Bond Portfolio seeks to parallel the investment results of the Lehman Brothers Aggregate Bond Index. The Portfolio invests primarily in a diversified portfolio of U.S. Government and corporate bonds, and mortgage-backed securities. Vanguard's Fixed Income Group serves as this Portfolio's investment adviser.

   The High Yield Bond Portfolio seeks to provide a high level of current income by investing in lower-rated debt securities, which may be regarded as having speculative characteristics and are commonly referred to as "junk bonds." Under normal circumstances, at least 80% of the Portfolio's assets will be invested in high-yield corporate debt obligations rated at least B by Moody's Investors Service, Inc. or Standard & Poor's Corporation or, if unrated, of comparable quality as determined by the Portfolio's adviser, Wellington Management Company.

   The Balanced Portfolio seeks the conservation of principal, a reasonable income return and profits without undue risk. The Portfolio invests in a diversified portfolio of common stocks and bonds, with common stocks expected to represent 60% to 70% of the Portfolio's total assets and bonds to represent 30% to 40%. Wellington Management Company serves as this Portfolio's investment adviser.

   The Equity Income Portfolio seeks to provide a high level of current income by investing principally in dividend-paying equity securities. Newell Associates serves as this Portfolio's investment adviser.

   The Diversified Value Portfolio seeks to provide long-term growth of capital and a moderate level of dividend income by investing primarily in common stocks of large and medium-sized companies whose stocks are considered by the adviser to be undervalued and out of favor with investors. Such "value" stocks typically have above-average dividend yields and/or below-average prices in relation to such financial measures as earnings, book value, and cash flow. Barrow, Hanley, Mewhinney & Strauss, Inc. serves as this Portfolio's investment adviser.

   The Equity Index Portfolio seeks to provide long-term growth of capital by matching the performance of the

14

Standard & Poor's 500 Composite Stock Price Index (S&P 500), which contains the stocks of 500 of the largest domestic companies. Vanguard's Core Management Group serves as this Portfolio's investment adviser.

   The Mid-Cap Index Portfolio seeks to provide long-term growth of capital by matching the performance of the Standard & Poor's MidCap 400 Index (S&P MidCap
400), which is made up of stocks of medium-sized companies. Vanguard's Core Management Group serves as this Portfolio's investment adviser.

   The Growth Portfolio seeks to provide long-term capital appreciation by investing primarily in equity securities of seasoned U.S. companies with above-average prospects for growth. Lincoln Capital Management Company serves as this Portfolio's investment adviser.

   The Small Company Growth Portfolio seeks to provide long-term growth in capital by investing primarily in equity securities of small companies deemed to have favorable prospects for growth. These securities are primarily common stocks but may also include securities convertible into common stock. Granahan Investment Management serves as this Portfolio's investment adviser.

   The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests primarily in equity securities of companies based outside the United States. Schroder Capital Management International, Inc. serves as this Portfolio's investment adviser.

   The REIT Index Portfolio seeks to provide a high level of income and moderate long-term growth of capital by investing in stocks of real estate investment trusts (REITs), which own office buildings, hotels, shopping centers and other properties. The Portfolio seeks to match the performance of the Morgan Stanley REIT Index, a benchmark of U.S. property trusts. Vanguard's Core Management Group serves as this Portfolio's investment adviser.

   There is no assurance that a Portfolio will achieve its stated objective.

   Additional information concerning the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current prospectus for the Fund, which accompanies this Prospectus. The Fund Prospectus should be read carefully before any decision is made concerning the allocation of purchase payments to a Portfolio

   The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company as well as other insurance companies. Although we believe it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing their separate account from the Fund if required by law, to resolve the matter. See the Fund's Prospectus for more information.

   Administrative services are provided by The Vanguard Group, Inc., The Vanguard Variable Annuity Center, 100 Vanguard Boulevard, Malvern, PA 19355. In California, The Vanguard Group, Inc. provides administrative services under the name Vanguard Administrators. In addition, The Continuum Company, Inc., 301 West 11th Street, Kansas City, MO 64105, provides some subadministrative services.


Contract Features

The rights and benefits under the Contract are described below and in the Contract. The Company reserves the right to make any modification to conform the Contract to, or give the Contract Owner the benefit of, any federal or state statute or any rule or regulation of the United States Treasury Department.

Free Look Period

There are two different Free Look Periods depending on whether the Contract is a replacement or not. If the Contract is not a replacement of an existing annuity contract or life insurance or endowment policy, the Contract provides for a Free Look Period of 10 days after the Contract Owner receives the Contract plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning the Contract to the Vanguard Variable Annuity Center, P.O. Box 1103, Valley Forge, PA 19482-1103. Upon cancellation, the Contract is treated as void from the Contract date and the Contract Owner will receive the greater of the Purchase Payments made under the Contract or the Accumulated Value of the Contract as of the day the Contract is received by the Company.

   If the Contract is a replacement of an existing annuity contract or life insurance or endowment policy, a Free Look Period exists for 60 days after the Contract Owner receives the Contract plus 5 days for mailing. Upon cancellation of a replacement Contract, the Contract is treated as void from the Contract Date and the Contract Owner will receive the greater of the Purchase Payments made under the Contract and any fees or other charges or the Accumulated Value of the Contract as of the day the Contract is received by the Company. If the amount returned is based on Purchase Payments, the Contract Owner will also receive the amount of any mortality and expense risk charges and administrative charges exacted to date. On the other hand, if the amount returned is based on the Accumulated Value, the Contract Owner will also receive the amount of any prorated annual maintenance fee and the amount of any mortality and expense risk charges and administrative expenses exacted to date. (The prorated annual maintenance fee is already included when calculating the amount returned based on Purchase Payments.)

   Withdrawals are not permitted during the Free Look Period.


Contract Application and Purchase Payments

Individuals wishing to purchase a Non-Qualified Contract should send a completed application and your Initial Purchase Payment to the Vanguard Variable Annuity Center. Your Initial Purchase Payment must be equal to or greater than the $5,000 minimum investment requirement. Furthermore, the named Annuitant and Joint Annuitant must be 75 years of age or less.

   The Contract will be issued and the Initial Net Purchase Payment will be credited within two Business Days after acceptance of the application and the Initial Purchase Payment. Acceptance is subject to the application being received in good order, and the Company reserves the right to reject any application or Initial Purchase Payment.

   If the Initial Purchase Payment cannot be credited because the application is incomplete, the Company will contact the applicant in writing, explain the reason for the delay and will refund the Initial Purchase Payment within five Business Days. As soon as the necessary requirements are fulfilled the Purchase Payment will be credited.

   Additional Purchase Payments may be made at any time prior to the Annuity Date, as long as the Annuitant or Joint Annuitant, if applicable, is living. Additional Purchase Payments must be for at least $250. Additional Purchase Payments received prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are credited to the Accumulated Value of the Contract as of the close of business that same day.

   In order to prevent lengthy processing delays caused by the clearing of foreign checks, we will only accept a foreign check which has been drawn in U.S. dollars and has been issued by a foreign bank with a U.S. correspondent bank.

   The Contracts are available on a non-qualified basis and as individual retirement annuities (IRAs) that qualify for special federal income tax treatment.

    Generally, Qualified Contracts may be purchased only in connection with a "rollover" of funds from another qualified plan or IRA and contain certain other restrictive provisions limiting the timing and amount of payments to and distributions from the Qualified Contract.

   Total Purchase Payments may not exceed $1,000,000 without prior approval of the Company.

16

Purchasing by Wire
Money should be wired to:
First Union National Bank
ABA 031201467
Deposit Account Number 2014126522964
AUSA Life Insurance Company, Inc. and
The Vanguard Group, Inc.
[Your Contract Number]
[Your Contract Registration]

Please call:
1-800-258-4271 before wiring

   To assure proper receipt, please be sure your bank includes the contract number Vanguard has assigned you. For an Initial Purchase Payment, please complete the Vanguard Variable Annuity Plan application and mail it to the Vanguard Variable Annuity Center, P.O. Box 1103, Valley Forge, PA 19482-1103, prior to completing wire arrangements. Note: Federal funds wire purchase orders will be accepted only when the New York Stock Exchange and Custodian Bank are open for business.

Section 1035 Exchanges
You may exchange your Accumulated Value under an existing annuity contract to the Vanguard Variable Annuity Plan. Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"), provides, in general, that no gain or loss shall be recognized on the exchange of one annuity contract for another. To complete a "1035 Exchange" simply provide all the requested information on the 1035 Exchange Form and mail it, along with the application and your current contract, to the Vanguard Variable Annuity Center. As an accommodation to owners of Vanguard Variable Annuity Plan contracts, and in accordance with the Code, we will accept, under certain conditions, the consolidation of two or more Vanguard Variable Annuity Plan contracts into one. Such exchanges will be accepted on a case by case basis in order to provide contract owners with consolidated account reporting. In addition, if applicable, contract owners will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will an exchange of an existing Vanguard Variable Annuity Plan contract for an identical new Vanguard Variable Annuity Plan contract be allowed. Special rules and procedures apply to Code Section 1035 transactions, particularly if the Contract being exchanged was issued prior to August 14, 1982. Prospective Contract Owners wishing to take advantage of Code Section 1035 should consult their tax advisers.

   Please note that an outstanding loan on the contract that you wish to transfer may create a tax consequence. Therefore, you are encouraged to settle any outstanding loans with your current insurance company prior to initiating a 1035 Exchange into the Plan.


Allocation of Purchase Payments

The Contract Owner specifies on the Contract application how Purchase Payments will be allocated. The Contract Owner may allocate each Purchase Payment to one or more of the Portfolios as long as such portions are whole number percentages and any allocation made is at least 10% and at least $1,000.

   Allocation instructions for future Purchase Payments may be changed by the Contract Owner by sending a written notice to the Vanguard Variable Annuity Center. You may change your investment by eliminating a Contract Portfolio from your allocations or by adding a new Contract Portfolio to your list. Please note that you must maintain a mini-mum of $1,000 in each Portfolio to which you have allocated assets.

   During the Free Look Period (which is assumed for this purpose to be 10 days after the issuance of the Contract), the Initial Net Purchase Payment and additional Purchase Payments received during the Free Look Period will be allocated to the Money Market Portfolio. Upon expiration of the Free Look Period, the Accumulated Value will remain in the Money Market Portfolio for an additional 5 day grace period to allow for mail delivery. Upon the expiration of the Free Look Period and the 5 day grace period (15 days), the Accumulated Value will then be allocated among the Portfolios in accordance with your instructions.


Charges and Deductions

The projected expenses for the Contract are substantially below the costs of other variable annuity contracts. For example, based on a $25,000 contract the average expense ratio of other variable annuity contracts was 2.09% as of December 31, 1997, compared to 0.71% for the Vanguard Variable Annuity Plan (source for competitors' data: Morningstar Performance Report January 1998).

   No sales load is deducted from the Initial Purchase Payment or any Additional Purchase Payments. In addition, there are no sales charges imposed upon withdrawals.

Mortality and Expense Risk Charge
The Company imposes a charge as compensation for bearing certain mortality and expense risks under the Contracts. The annual charge is assessed daily based on the combined net assets of the Separate Account and Separate Account IV of Peoples Benefit Life Insurance Company in the Fund according to the following schedule:

         ------------------------------------------------------------------
                                                                  Rate For
         Net Assets                                              All Assets
         ------------------------------------------------------------------
         Up to $2.5 Billion                                         0.30%
         Over $2.5 Billion and Up To $5 Billion                     0.28%
         Over $5 Billion                                            0.27%
         ------------------------------------------------------------------

   The Company guarantees that these mortality and expense risk breakpoints will never increase. If this charge is insufficient to cover actual costs and assumed risks, the loss will fall on the Company. Conversely, if the charge proves more than sufficient, any excess will be added to the Company surplus.

   The mortality risk borne by the Company under the Contracts, where one of the life Annuity Payment Options was selected, is to make monthly annuity payments (determined in accordance with the annuity tables and other provisions contained in the Contract) regardless of how long all Annuitants may live. We also assume mortality risk as a result of our guarantee of a minimum Death Benefit in the event the Annuitant dies prior to the Annuity Date.

   The expense risk borne by the Company under the Contracts is the risk that the charges for administrative expenses which are guaranteed for the life of the Contract may be insufficient to cover the actual costs of issuing and administering the Contract.

Administrative Charge & Maintenance Fee
An annual administrative charge of 0.10% of the net asset value of the Separate Account is assessed daily along with an annual maintenance fee of $25 for Contracts valued at less than $25,000 at the time of initial purchase and on the last Business Day of each year. It is important to note that fluctuation in Accumulation Unit Values due to changes in the market values of securities may cause an investor's Contract's value to fall below $25,000. The annual maintenance fee is deducted proportionately from each Contract's Accumulated Value; therefore, the $25

18
Charges and Deductions (continued)

fee is assessed per Contract, not per Portfolio chosen. Your Initial Purchase Payment of less than $25,000 is reduced by an initial maintenance fee which is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted on the last Business Day of the year for the following year, on a pro rata basis from each of the Portfolios you have chosen. These deductions represent reimbursement for the costs expected to be incurred over the life of the Contract for issuing and maintaining each Contract and the Separate Account. Please note that Contracts valued at $25,000 or more as of the last Business Day of the year will not be assessed the $25 maintenance fee for the following year.

Taxes
   Under present laws, the Company will not incur New York state or local taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. (See "Federal Tax Considerations," page 23.) Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

   The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes incurred by the Company. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

Vanguard Variable Insurance Fund Expenses
The value of the assets in the Separate Account will reflect the fees and expenses paid by the Fund. A complete description of these expenses is found in the "Fee Table" section of this Prospectus and in the "Management of the Fund" Section of the Fund's Statement of Additional Information.


Accumulated Value

At the commencement of the Contract, the Accumulated Value equals the Initial Net Purchase Payment. Thereafter, on any Business Day the Accumulated Value equals the Accumulated Value from the previous Business Day increased by: i) any Additional Net Purchase Payments received by the Company and ii) any increase in the Accumulated Value due to investment results of the selected Portfolio(s) that occur during the Valuation Period; and reduced by: i) any decrease in the Accumulated Value due to investment results of the selected Portfolio(s), ii) a daily charge to cover the mortality and expense risks assumed by the Company,
iii) any charge to cover the cost of administering the Contract, iv) any partial withdrawals, and v) Premium Taxes, if any, that occur during the Valuation Period.

   The Accumulated Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Portfolios of the Fund as well as the daily deduction of charges. When your Net Purchase Payments are allocated to a selected Portfolio, they result in a particular number of Accumulation Units being credited to your Contract. The number of Accumulation Units credited is determined by dividing the dollar amount allocated to each Portfolio by the Accumulation Unit Value for that Portfolio as of the end of the Valuation Period in which the payment is received. The Accumulation Unit Value varies each Valuation Period (i.e., each day that there is trading on the New York Stock Exchange) with the net rate of return of the Portfolio. The net rate of return reflects the investment performance of the Portfolio for the Valuation Period and is net of asset charges to the Portfolio.

                                                                              19
Dividends and Capital Gains Treatment

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value. Only in this way can these earnings remain tax deferred.


Annuity Express(TM)

The Annuity Express service allows you to transfer funds automatically from your checking or statement savings account to one or more Portfolios in your Contract. You may purchase into existing Portfolios (if the $1,000 minimum balance requirement has been met) monthly, quarterly, semiannually, or annually. The minimum automatic purchase is $50 and the maximum is $100,000.


Exchanges Among the Portfolios

Should your investment goals change, you may exchange the Accumulated Value among the Portfolios of the Fund. Requests for exchanges received by mail or by telephone prior to the close of the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the close of business that same day. Requests received after the close of the Exchange are processed the next Business Day.

   The Contract's exchange privilege is not intended to afford Contract Owners a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege that may potentially disrupt the management of the Fund and increase transaction costs, the Separate Account has established a policy of limiting excessive exchange activity.

   Because excessive exchanges can disrupt management of the Portfolios and increase the Portfolios' costs for all Contract Owners, exchange activity is limited to two substantive "round trips" through a Portfolio (except the Money Market Portfolio) during any 12 month period. Your round trips through a Portfolio must be at least 30 days apart. A "round trip" is a redemption from a Portfolio followed by a purchase back into the Portfolio. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. "Substantive" means either a dollar amount large enough to have a negative impact on a Portfolio or a series of movements between Portfolios. All exchanges must be for at least $250, or, if less, the Accumulated Value in the Portfolio. However, the Company and the Fund reserve the right to revise or terminate the exchange privilege, limit the amount of or reject any exchange, as deemed necessary, at any time.

Automatic Exchanges
The Automatic Exchange Service allows you to move money automatically among the Portfolios of the Fund. You may exchange fixed amounts or percentages of your Portfolio balance either monthly, quarterly, semiannually or annually into existing (the $1,000 minimum balance requirement has been met) Portfolios. Exchanges at regular intervals or "dollar-cost averaging" can be used, for example, to move money from a money market portfolio into a stock or bond portfolio. The minimum exchange amount is $250. The Automatic Exchange Service may be established by completing a Vanguard Variable Annuity Plan Automatic Exchange Service Application Form or writing a letter of instruction. You may change the transfer amount or cancel this service in writing or by telephone, if you have established telephone authorization on your Contract. Please note that the Automatic Exchange Service cannot be used to establish a new Portfolio, and will not be activated until the Free Look Period has expired.

20
Full and Partial Withdrawals

At any time before the Annuity Date and while the Annuitant or Joint Annuitant is living, the Contract Owner may make a partial or full withdrawal of the Contract to receive all or part of the Accumulated Value by sending a written request to the Vanguard Variable Annuity Center. Full or partial withdrawals may only be made before the Annuity Date and all partial withdrawal requests must be for at least $250. (See "Federal Tax Considerations," page 23.)

   You can make a withdrawal by writing to the Vanguard Variable Annuity Center. Your written request should include your Contract number, social security number, withdrawal amount, the signature of all owners, and federal tax withholding election (if no withholding election is chosen, we will be required to withhold 10%). Your proceeds will normally be distributed within two Business Days after the receipt of the request but in no event will it be later than seven calendar days, subject to postponement in certain circumstances (see "Deferment of Payment" page 23).

Systematic Withdrawals
You may establish an automatic withdrawal of a specific amount, a percentage of the balance, or accumulated earnings from your Contract, and receive distributions on a monthly, quarterly, semiannual, or annual schedule. Once established, a check will be sent to your Contract address, bank account or as you direct. Please note that each systematic withdrawal, like any other partial withdrawal, is subject to federal income taxes on the earnings, and may be subject to a 10% tax imposed by the IRS on withdrawals made prior to age 59 1/2.

   A minimum Contract balance of $10,000, and Portfolio balance of $1,000 are required to establish a systematic withdrawal program for your Contract. The minimum automatic withdrawal amount is $250. Changes to the withdrawal amount, percentage, or the frequency of distributions may be made by telephone. Any other changes, including a change in the destination of the check, must be requested in writing, and should include signatures of all Contract owners. To cancel the systematic withdrawal program, the Contract owner(s) needs to submit a letter of instruction with the appropriate signatures.

   To establish a systematic withdrawal program for your Contract, simply complete the Vanguard Variable Annuity Plan Systematic Withdrawal Program Application Form. Please note that the completed form must be signed by all Contract owners, and must be signature guaranteed if you are directing the withdrawal checks to an address other than the Contract address.

   Payments under the Contract of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared your bank. If, at the time the Contract Owner requests a full or partial withdrawal, he or she has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of any full or partial withdrawal and remit that amount to the federal government. Moreover, the Internal Revenue Code provides that a 10% penalty tax will be imposed on certain early withdrawals. (See "Federal Tax Considerations," page 23.)

   Since the Contract Owner assumes the investment risk with respect to amounts allocated to the Separate Account, the total amount paid upon withdrawal of the Contract (taking into account any prior withdrawals) may be more or less than the total Purchase Payments made.


Minimum Balance Requirements

Due to the relatively high cost of maintaining smaller accounts, the Company reserves the right to transfer the balance in any Portfolio account that falls below $1,000, due to a partial withdrawal or exchange, to the remaining Portfolios held under that Contract, on a pro rata basis. In the event that the entire value of the Contract falls below $1,000, you may be notified that the Accumulated Value of your account is below the Contract's minimum requirement. You would then be allowed 60 days to make an additional investment before the account is liquidated. Proceeds would be promptly paid to the Contract Owner. The full proceeds would be taxable as a withdrawal. A full withdrawal will result in an automatic termination of the Contract.

                                                                              21
Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries, who would receive benefits upon the death of the Annuitant, and name them in the application. The Beneficiary(ies), as named on the application, will serve as the beneficiary designation. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. Such change will take effect on the date the notice is signed by the Contract Owner but will not affect any payment made or other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to, and obtaining approval from, the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

     If the Annuitant dies prior to the Annuity Date, the following will apply unless the Contract Owner has made other provisions:

     (a) If there is more than one Beneficiary, each will share in the Death Benefits equally;

     (b) If one or two or more Beneficiaries has already died, that share of the Death Benefit will be paid equally to the survivor(s);

     (c) If no Beneficiary is living, the proceeds will be paid to the Contract Owner;

     (d) If a Beneficiary dies at the same time as the Annuitant, the proceeds will be paid as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant's death and before the Company receives due proof of the Annuitant's death, proceeds will be paid as though the Beneficiary had died first.

     If a Beneficiary who is receiving Annuity Payments dies, any remaining Payments Certain will be paid to that Beneficiary's named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is the Annuitant, this right will pass to his or her estate.

     If a Life Annuity with Period Certain Option was elected, and if the Annuitant dies on or after the Annuity Date, any unpaid Payments Certain will be paid to the Beneficiary.


Death of Annuitant Prior to Annuity Date

Subject to the provisions dealing with Joint Annuitants, if the Annuitant dies prior to the Annuity Date, an amount will be paid as proceeds to the Beneficiary. If the Annuitant or Joint Annuitant dies prior to the Annuity Date, the survivor shall become the sole Annuitant. The Death Benefit is calculated and is payable upon receipt of due Proof of Death of the Annuitant as well as proof that the Annuitant died prior to the Annuity Date. Upon receipt of this proof, the Death Benefit will be paid within seven days, or as soon thereafter as the Company has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit or under one of the Annuity Payment Options.

     A lump sum cash benefit will equal the greater of: (a) the Accumulated Value as of the date of due Proof of Death and proof that the Annuitant died prior to the Annuity Date or (b) the sum of Purchase Payments less the sum of all partial withdrawals and Premium Taxes, if any. An Annuity Payment will be based on the greater of: (a) the Accumulated Value on the Annuity Date elected by the Beneficiary and approved by the Company or (b) the sum of Purchase Payments less the sum of all partial withdrawals and Premium Taxes, if any. The Contract Owner may elect an Annuity Payment Option for the Beneficiary or, if no such election was made by the Contract Owner and a cash benefit has not been paid, the Beneficiary may make this election after the Annuitant's death.

     For a discussion of the consequences of the death of the Contract Owner, if different from the Annuitant, see "Distribution-at-Death Rules," page 25.

22
Annuity Date

The Contract Owner may specify an Annuity Date in the application, which can be no later than the first day of the month after the Annuitant's 85th birthday, without the Company's prior approval. If no Annuity Date is specified in the application, the Annuitant will begin receiving Annuity Payments on the first day of the month after ten full years from the date of this Contract, or the first day of the month which follows the Annuitant's 65th birthday, whichever is later. The Annuity Date is the date that Annuity Payments are scheduled to commence under the Contract, unless the Contract has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date.

   The Contract Owner may advance or defer the Annuity Date. However, the Annuity Date may not be advanced to a date prior to 30 days after the date of receipt of a written request or, without the Company's prior approval, deferred to a date beyond the Annuitant's 85th birthday. An Annuity Date may only be changed by written request during the Annuitant's or Joint Annuitant's lifetime and must be made at least 30 days before the then-scheduled Annuity Date. The Annuity Date and Annuity Payment Options available for Qualified Contracts may also be controlled by endorsements, the plan or applicable law.


Annuity Payment Options

All Annuity Payment Options (except the Designated Period Annuity Option) are offered as "Variable Annuity Options." This means that Annuity Payments, after the initial payment, will reflect the investment experience of the Portfolio or Portfolios chosen by the Contract Owner. All Annuity Payment Options are offered as "Fixed Annuity Options." This means that the amount of each payment will be set on the Annuity Date and will not change. If you choose a Fixed Option, your investment will be moved out of the underlying Vanguard Portfolios and into the general account of AUSA Life Insurance Company, Inc. If you do not wish to receive your payments on an annuity basis, you may take a lump sum payment at any time before the annuity date. The lump sum value is equal to the Accumulated Value. The following Annuity Payment Options are available under the Contract:

 .  Life Annuity--Available as either a Fixed or Variable Option. Monthly Annuity
   Payments are paid for the life of an Annuitant, ceasing with the last Annuity Payment due prior to the Annuitant's death.

 .  Joint and Last Survivor Annuity--Available as either a Fixed or Variable
   Option. Monthly Annuity Payments are paid for the life of two Annuitants and thereafter for the life of the survivor, ceasing with the last Annuity Payment due prior to the survivor's death.

 .  Life Annuity with Period Certain--Available as either a Fixed or Variable
   Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain of not less than 120, 180, or 240 months, as elected.

 .  Installment or Unit Refund Life Annuity--Available as either a Fixed
   (Installment Refund) or Variable (Unit Refund) Option. Monthly Annuity Payments are paid for the life of an Annuitant, with a Period Certain determined by dividing the Accumulated Value by the First Annuity Payment.

 .  Designated Period Annuity--Only available as a Fixed Option. Monthly
   Annuity Payments are paid for a Period Certain as elected, which may be from 10 to 30 years.

   In the event that an Annuity Payment Option is not selected, the Company will make monthly Annuity Payments that will go on for as long as the Annuitant lives (120 payments guaranteed) in accordance with the Life Annuity with Period Certain Option and the annuity benefit sections of the Contract. That portion of the Accumulated Value that has been held in a Portfolio prior to the Annuity Date will be applied under a Variable Annuity Option based on the performance of that Portfolio. Subject to approval by the Company, the Contract Owner may select any other Annuity Payment Option then being offered by the Company. Annuity Payments are guaranteed to be not less than as provided by the Annuity Tables for the first payment under a Variable Option and each payment under a Fixed Option. The minimum payment, however, is $100. If the Accumulated Value is less than $5,000, the Company has the right to pay that amount in a lump sum. From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or

                                                                              23
Contract Owner is living. Annuity Payment Options are not available to: (1) an assignee; or (2) any other than a natural person, except with the consent of the Company.

   The Company may, at the time of election of an Annuity Payment Option, offer more favorable rates in lieu of the guaranteed rates specified in the Annuity Tables found in the Contract.

   The value of Variable Annuity Payments will reflect the investment experience of the chosen Portfolio. On or after the Annuity Date, the Annuity Payment Option is irrevocable. Only one Annuity Option may be chosen from among those made available by the Company per each Portfolio. The annuity tables, which are contained in the Contract and are used to calculate the value of Variable Annuity Payments, are based on an assumed interest rate of 4%. If the actual net investment experience exactly equals the assumed interest rate, then the Variable Annuity Payments will remain the same (equal to the first Annuity Payment). However, if actual investment experience exceeds the assumed interest rate, the Variable Annuity Payments will increase; conversely, they will decrease if the actual experience is lower.

   If an Annuity Payment Option is chosen that depends on the continuation of the life of the Annuitant or of a Joint Annuitant, proof of birth date may be required before Annuity Payments begin. For Annuity Payment Options involving life income, the actual age of the Annuitant or of a Joint Annuitant will affect the amount of each payment. Since payments to older Annuitants are expected to be fewer in number, the amount of each Annuity Payment shall be greater.

   If at the time of any Annuity Payment the Contract Owner has not provided the Company with a written election not to have federal income taxes withheld, the Company must by law withhold such taxes from the taxable portion of such Annuity Payment and remit that amount to the federal government.

   The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

   After the Annuity Date, the Contract Owner may change the Portfolio funding the Variable Annuity Payments by written request. Because excessive exchanges can disrupt management of the Portfolios and increase the Portfolios' transaction costs, exchange activity is limited to two substantive "round trips" (at least 30 days apart) through the Portfolios (except the Money Market Portfolio) during any 12-month period. A "round trip" is a redemption from a Portfolio followed by a purchase back into the Portfolio. Also, "round trip" covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. "Substantive" means either a dollar amount large enough to have a negative impact on a Portfolio or a series of movements between Portfolios. The method of computation of Variable Annuity Payments is described in more detail in the Statement of Additional Information.

   If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee's address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee's responsibility to keep the Company informed of the Payee's current address of record.

Deferment of Payment
Payment of any cash withdrawal or lump-sum death benefit due from the Separate Account will occur within seven days from the date the election becomes effective, except that the Company may be permitted to defer such payment if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC, or the SEC requires that trading be restricted; or (3) the SEC permits a delay for the protection of Contract Owners.


Federal Tax Considerations

Introduction
The ultimate effect of federal income taxes on the amounts paid for the Contract, on the investment returns on assets held under a Contract, on Annuity Payments, and on the economic benefits to the Contract Owner, Annuitant

24
Federal Tax Considerations (continued)

or Beneficiary, depends on the Company's tax status and upon the tax status of the individuals concerned. The following discussion is general in nature and is not intended as tax advice. You should consult a tax adviser regarding the tax consequences of purchasing a Contract. No attempt is made to consider any applicable state or other tax laws. Moreover, the discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of the federal income tax laws, the Treasury Regulations, or the current interpretations by the Internal Revenue Service. We reserve the right to make uniform changes on the Contract to the extent necessary to continue to qualify the Contract as an annuity. For a discussion of federal income taxes as they relate to the Fund, please see the accompanying Prospectus for the Fund.

Taxation of Annuities in General
Section 72 of the Code governs taxation of annuities. In general, a Contract Owner is not taxed on increases in value under a Contract until some form of withdrawal or distribution is made under it. However, under certain circumstances, the increase in value may be subject to current federal income tax. (See "Contracts Owned by Non-Natural Persons" and "Diversification Standards", page 26.)

   Section 72 provides that the proceeds of a full or partial withdrawal from a Contract prior to the Annuity Date will be treated as taxable income to the extent the amounts held under the Contract exceed the "investment in the Contract," as that term is defined in the Code. The "investment in the Contract" can generally be described as the cost of the Contract, and generally constitutes all purchase payments paid for the Contract less any amounts received under the Contract that are excluded from the individual's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract.

   Upon receipt of a full or partial withdrawal or an Annuity Payment under the Contract, you will be taxed if the value of the Contract exceeds the investment in the Contract. Ordinarily, the taxable portion of such payments will be taxed at ordinary income tax rates. Partial withdrawals are generally taken out of earnings first and then your purchase payments in the Contract.

   For Fixed Annuity Payments, in general, the taxable portion of each payment is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income tax rates. For Variable Annuity Payments, in general, the taxable portion is determined by a formula that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxed at ordinary income tax rates. Once the excludible portion of Annuity Payments to date equals the investment in the Contracts, the balance of the Annuity Payments will be fully taxable.

   Generally, the entire amount distributed from a Qualified Contract is taxable to the Owner. In the case of Qualified Contracts with after tax contributions, the Owner is entitled to exclude the portion of each withdrawal or annuity payment constituting a return of after tax contributions. Once all of your after tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

   Withholding of federal income taxes on all distributions is required unless the recipient elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, taxes will be withheld on distributions to nonresident aliens at a 30% flat rate unless an exemption from withholding applies under the applicable tax treaty.

   With respect to amounts withdrawn or distributed before the taxpayer reaches age 59 1/2, a penalty tax is imposed equal to 10% of the taxable portion of amounts withdrawn or distributed. However, the penalty tax will not apply to

                                                                              25
withdrawals: (i) made on or after the death of the Contract Owner (or where the Contract Owner is not an individual, the death of the primary Annuitant, who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contract); (ii) attributable to the taxpayer's becoming disabled within the meaning of Code Section 72(m)(7); (iii) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer, or joint lives (or joint life expectancies) of the taxpayer and his Beneficiary; (iv) from a qualified plan; (v) allocable to investment in the Contract before August 14, 1982; (vi) under a qualified funding asset (as defined in Code Section 130(d);
(vii) under an immediate annuity contract as defined in Section 72(u)(4); or
(viii) under Contracts that are purchased by an employer on termination of certain types of qualified plans and that are held by the employer until the employee separates from service. Other tax penalties may apply to certain distributions as well as to certain contributions and other transactions under a qualified contract.

   If the penalty tax does not apply to a withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (iii) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2. The tax penalty may also not apply to distributions from Qualified Contracts issued under Section 408(b) of the Code used to pay qualified higher education expenses or the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer.

The Company's Tax Status
The Company is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Distribution-at-Death Rules
In order to be treated as an annuity contract, a contract must, generally, provide the following two distribution rules: (a) if any Contract Owner dies on or after the Annuity Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method in effect on the Contract Owner's death; and (b) if any Contract Owner dies before the Annuity Date, the entire interest in the Contract must generally be distributed within five years after the date of death. To the extent such interest is payable to a Designated Beneficiary, however, such interest may be annuitized over the life of that Designated Beneficiary or over a period not extending beyond the life expectancy of that Beneficiary, so long as distributions commence within one year after the Contract Owner's death. If the Designated Beneficiary is the spouse of the Contract Owner, the Contract (together with the deferred tax on the accrued and future income thereunder) may be continued unchanged in the name of the spouse as Contract Owner. The term Designated Beneficiary means the natural person named by the Contract Owner as a beneficiary and to whom ownership of the Contract passes by reason of the Contract Owner's death.

   If the Contract Owner is not an individual, death of the "primary Annuitant" (as defined under the Code) is treated as the death of the Contract Owner. The primary Annuitant is the individual who is of primary importance in affecting the timing or the amount of payout under a Contract. In addition, when the Contract Owner is not an individual, a change in the primary Annuitant is treated as the death of the Contract Owner.

   Finally, in the case of Joint Contract Owners, the distribution will be required at the death of the first of the Contract Owners.

26
Federal Tax Considerations (continued)


Transfers of Annuity Contracts
Any transfer of a Non-Qualified Contract prior to the Annuity Date for less than full and adequate consideration will generally trigger tax on the gain in the Contract to the Contract Owner at the time of such transfer. The investment in the Contract of the transferee will be increased by any amount included in the Contract Owner's income. This provision, however, does not apply to those transfers between spouses or incident to a divorce which are governed by Code
Section 1041(a).

Contracts Owned by Non-Natural Persons
Where the Contract is held by a non-natural person (for example, a corporation), the Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in the net Accumulated Value less the payments) is includible in taxable income each year. The rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the Contract is acquired by the estate of a decedent, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased by an employer on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity as defined under the Code. Assignments A transfer of ownership of a Contract or the designation of an Annuitant or other Beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant or Beneficiary that are not discussed herein. A Contract Owner contemplating such a transfer or assignment of a Contract should contact a tax adviser with respect to the potential tax effects of such a transaction.

Multiple Contracts Rule
All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer's gross income. Thus, any amount received under any Contract prior to the Contract's Annuity Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of Code Section 72(e) through the serial purchase of annuity Contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. The aggregation rules do not apply to immediate annuities as defined under Section 72(u)(4) of the Code. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts.

Diversification Standards
To comply with certain diversification regulations (the "Regulations"), which were issued in final form on March 2, 1989, under Code Section 817(h), after a start up period, each Subaccount of the Separate Account will be required to diversify its investments. The Regulations generally require that on the last day of each quarter of a calendar year, no more than 55% of the value of each Subaccount of the Separate Account is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. A "look-through" rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the percentage limitations by looking through to the assets of the Portfolio of the Fund in which each such division invests. All securities of the same issuer are treated as a single investment. As a result of the 1988 Act, each government agency or instrumentality will be treated as a separate issuer for purposes of those limitations.

                                                                              27
   In connection with the issuance of temporary diversification regulations in 1986, the Treasury Department announced that such regulations did not provide guidance concerning the extent to which Contract Owners may direct their investments to particular divisions of a separate account. It is possible that regulations or revenue rulings may be issued in this area at some time in the future. It is not clear, at this time, what these regulations or rulings would provide. It is possible that when the regulations or rulings are issued, the Contracts may need to be modified in order to remain in compliance. For these reasons, the Company reserves the right to modify the Contracts, as necessary, to prevent the Contract Owner from being considered the owner of assets of the Separate Account.
   We intend to comply with the Regulations to assure that the Contracts continue to be treated as annuity contracts for federal income tax purposes.

Qualified Individual Retirement Annuities
Qualified Contracts to provide for retirement may generally be purchased only in connection with a "rollover" of funds from another individual retirement annuity
(IRA) or qualified plan. IRA Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can be made. Tax penalties may apply to contributions in excess of specified limits, loans or reassignments, distributions that do not meet specified requirements, or in other circumstances. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.


General Information

Additions, Deletions, or Substitutions of Investments
The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund, or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment, or, if in the Company's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to a Contract Owner's interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.
   New Portfolios may be established when marketing, tax, investment, or other conditions so warrant. Any new Portfolios will be made available to existing Contract Owners on a basis to be determined by the Company. The Company may also eliminate one or more Portfolios if marketing, tax, investment or other conditions so warrant.
  In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contracts as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

Distributor of the Contracts
The Vanguard Group, Inc., through its wholly-owned subsidiary, Vanguard Marketing Corp., is the principal distributor of the Contract. For these services, the Fund paid a fee of less than 0.02% of the Fund's average net assets for the 1997 fiscal year. This fee is guaranteed not to exceed 0.20% of the Fund's average month-end net assets. A complete description of these services is found in the section of the Fund's Prospectus entitled "The Portfolios and Vanguard" and in the Fund's Statement of Additional Information. The principal business address for The Vanguard Group, Inc. is The Vanguard Variable Annuity Center, 100 Vanguard Boulevard, Malvern, PA 19355.

28

Voting Rights
The Fund does not hold regular meetings of shareholders. The Trustees of the Fund may call special meetings of shareholders as may be required by the 1940 Act or other applicable law. To the extent required by law, the Portfolio shares held in the Separate Account will be voted by the Company at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. Fund shares as to which no timely instructions are received or shares held by the Company as to which Contract Owners have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.
   Prior to the Annuity Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Annuity Date, the person receiving Annuity Payments under any variable annuity option has the voting interest. The number of votes after the Annuity Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Annuity Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized
   The number of votes of the Portfolio that are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund.

Reinstatements
The Company occasionally receives requests to reinstate funds that had been transferred to another company via an exchange under Code Section 1035 or a trustee-to-trustee transfer under the Code. In this situation, the Company will require the Contract Owner to replace the same total amount of money in the applicable Subaccounts as was taken from them to effect the transfer. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit Values at the date of Reinstatement (within two days of the date the funds were received by the Company). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the transfer. Contract Owners should consult a qualified tax adviser concerning the tax consequences of any Code
Section 1035 exchanges or reinstatements.

Year 2000 Matters
In October, 1996, the Company adopted and currently has in place a Year 2000 Assessment and Planning Project (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compatible. The Plan provides for a management process that ensures that when a particular system, or software application, is determined to be "non-compliant" the proper steps are in place to either remedy the "non-compliance" or cease using the particular system or software. The Plan also provides that the Chief Information Officer report to the Board of Directors as to the status of the efforts under the Plan on a regular and routine basis. The Company has engaged the services of a third-party provider that is specialized in Year 2000 issues to work on the project.
   The Plan has four specific objectives: (1) to develop an inventory of all applications; (2) to evaluate all applications in the inventory to determine the most prudent manner to move them to Year 2000 compliance, if required; (3) to estimate budgets, resources and schedules for the migration of the "affected" applications to Year 2000 compliance; and (4) to define testing and deployment requirements to successfully manage validation and redeployment of any changed code. It is anticipated that all mission-critical systems are Year 2000 compliant as of December 31, 1998, with validation testing to continue through and including June 1999.

   As of the date of this Prospectus, the Company has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to assure that the Plan will be completed.

   The Year 2000 computer problem, and its resolution, is complex and multifaceted, and the success of a response plan cannot be conclusively known until the Year 2000 is reached (or an earlier date to the extent that the systems or equipment addresses Year 2000 data prior to the Year 2000). Even with appropriate and diligent pursuit of a well conceived response plan, including testing procedures, there is no certainty that any company will achieve complete success. Further, notwithstanding its efforts or results, the Company's ability to function unaffected to and through the year 2000 may be adversely affected by actions (or failures to act) of third parties beyond its knowledge or control.

Auditors
Ernst & Young LLP serves as independent auditors for the Separate Account and the Company and will audit their financial statements annually.

Legal Matters
Jorden Burt Boros Cicchetti Berenson & Johnson LLP of Washington, D.C., has provided legal advice relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the validity of the Contract and the Company's right to issue such Contracts have been passed upon by Gregory E. Miller-Breetz, Esquire, on behalf of the Company.

30

Table of Contents for the Vanguard Variable Annuity Plan Contract
Statement of Additional Information

B-2  The Contract
B-2  Computation of Variable Annuity Income Payments
B-3  Exchanges
B-3  Joint Annuitants

B-3  General Matters
B-3  Non-Participating
B-3  Misstatement of Age or Sex
B-3  Assignment
B-4  Annuity Data
B-4  Annual Report
B-4  Incontestability
B-4  Ownership

B-4  Distribution of the Contract

B-4  Performance Information
B-4  Money Market Subaccount Yields
B-5  30-Day Yield for Non-Money Market Subaccounts
B-5  Standardized Average Annual Total Return for Non-Money Market Subaccounts

B-7  Additional Performance Measures
B-7  Non-Standardized Cumulative Total Return and
     Non-Standardized Average Annual Total Return
B-8  Non-Standardized Total Return Year-to-Date
B-8  Non-Standardized One Year Return

B-9  Safekeeping of Account Assets

B-9  The Company

B-9  State Regulation

B-10 Records and Reports

B-10 Legal Proceedings

B-10 Other Information

B-10 Financial Statements